DELAWARE GROUP EQUITY FUNDS I

Delaware Balanced Fund

Supplement to the Prospectus dated December 29, 2000
(as amended March 1, 2001)

The following replaces the information in the section of the Prospectus entitled "Portfolio managers" under "Who manages the Funds":

Portfolio managers

Delaware Balanced Fund
Paul Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for the Fixed-Income portion of Delaware Balanced Fund. Steven T. Lampe and Michael S. Morris have primary responsibility for making the day-to-day investment decisions for the Equity portion of the Delaware Balanced Fund. When making investment decisions for the Delaware Balanced Fund, Mr. Grillo, Mr. Cianci, Mr. Lampe and Mr. Morris regularly consult with William E. Dodge. Mr. Dodge has overall responsibility for determining the asset allocation between the fixed-income portion and equity portion of the Fund.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been co-managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.

Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been co-managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Delaware Balanced Fund since November 5, 2001.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 8 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Delaware Balanced Fund since November 5, 2001.

William E. Dodge, Executive Vice President/Chief Investment Officer - Equity, received his undergraduate degree and his MBA from the University of Massachusetts. He began his investment career in 1976 as a Portfolio Manager for AIC Incorporated, and subsequently held investment positions with ASB Capital Management, National Bank of Washington, and E.I. du Pont de Nemours Pension Fund. Mr. Dodge later became Chairman of the Investment Policy Committee, Chief Investment Strategist and Co-Chairman of the Stock Selection Committee at Dean Witter Reynolds. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates. He is a CFA Charterholder, a member of the Association for Investment Management and Research, and former President of the Financial Analysts of Wilmington.

Delaware Devon Fund
Francis X. Morris has primary responsibility for making day-to-day investment decisions for Delaware Devon Fund. When making investment decisions for Delaware Devon Fund, Mr. Morris regularly consults with Michael S. Morris (see Delaware Balanced Fund for a description of Michael S. Morris' business experience).

Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Devon Fund since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 18 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Philadelphia Society of Financial Analysts.

This Supplement is dated November 5, 2001.